Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Collection Period                                                                             30
         Beginning Principal Receivables Balance                                                           1,715,661,894.08
         Beginning Special Funding Account Balance                                                                     0.00
         Beginning Principal Receivables + SFA Balance                                                     1,715,661,894.08
         Beginning Finance Charge Receivables                                                                 49,559,889.58
         Beginning Total Receivables                                                                       1,765,221,783.66
         Special Funding Account Earnings                                                                              0.00
         Finance Charge Collections                                                                           21,346,086.89
         Interchange Collections                                                                               1,586,290.09
         Collection Account Investment Proceeds                                                                        0.00
         Recoveries treated as Finance Charge Collections                                                              0.00
         Total Finance Charge Receivables Collections                                                         22,932,376.98
         Principal Receivables Collections                                                                   156,331,584.89
         Recoveries treated as Principal Collections                                                             718,168.96
         Total Principal Receivables Collections                                                             157,049,753.85
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                            10.07%
         Defaulted Amount (Net of Recoveries)                                                                 12,754,289.40
         Additional Defaults due to change in charge-off policy                                                  549,094.37
         Annualized Default Rate                                                                                      9.30%
         Trust Portfolio Yield                                                                                       16.04%
         New Principal Receivables                                                                           126,711,514.96
         Aggregate Account Addition or Removal (Y/N)?                                                                     n
         Date of Addition/Removal                                                                                       n/a
         Principal Receivables at the end of the day of Addition/Removal                                                n/a
         SFA Balance at the end of the day of Addition/Removal                                                         0.00
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                  n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                  n/a
         Ending Principal Receivables Balance                                                              1,671,742,959.61
         Ending Special Funding Account (SFA) Balance                                                                  0.00
         Ending Principal Receivables + SFA Balance                                                        1,671,742,959.61
         Ending Finance Charge Receivables                                                                    52,112,619.80
         Ending Total Receivables                                                                          1,723,855,579.41
         Required Minimum Principal Balance                                                                1,605,000,000.00
         Transferor Percentage                                                                                       12.57%

                     Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                              Total                  1998-2                  1998-3
         Group                                                                          1                      1
         Class A Invested Amount                                                      528,000,000.00         528,000,000.00
         Class B Invested Amount                                                      113,000,000.00         113,000,000.00
         Collateral Invested Amount                                                    67,000,000.00          67,000,000.00
         Class D Invested Amount                                                       42,000,000.00          42,000,000.00
         Total Invested Amount                              1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount                           105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount                1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                                100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                                   11,466,188.49          11,466,188.49
         Series Allocable Principal Collections                                        78,524,876.93          78,524,876.93
         Series Allocable Defaulted Amounts                                             6,377,144.70           6,377,144.70
         Series Allocable Addt'l Defaults due to change in charge-off policy              274,547.18             274,547.18
         Series Allocable Servicing Fee                                                 1,250,000.00           1,250,000.00
         In Revolving Period?                                                                      Y                      Y
         Available for Shared Principal Collections           147,857,124.14           73,928,562.07          73,928,562.07
         Principal Shortfall                                            0.00                    0.00                   0.00
         Allocation of Shared Principal Collections                     0.00                    0.00                   0.00
         FC Available for other Excess Allocation Series                0.00                    0.00                   0.00
         Finance Charge Shortfall                               7,804,996.58            5,504,998.29           2,299,998.29
         Allocation of Excess Finance Charge Collections                0.00                    0.00                   0.00

B. Series Allocations
         Amounts Due                                                                 1998-2                  1998-3
                          Principal Allocation Percentage                                     87.43%                 87.43%
                          Floating Allocation Percentage                                      87.43%                 87.43%
                          Class A Certificate Rate                                           6.2300%                6.2600%
                          Class B Certificate Rate                                           6.4400%                6.4900%
                          CIA Certificate Rate                                               7.0050%                7.1050%
                          CIA Secured Loan Spread Rate                                       6.7550%                6.8550%
                          Class D Certificate Rate                                           0.0000%                0.0000%
                          Class A Interest                                              2,558,453.33           2,570,773.33
                          Class B Interest                                                566,004.44             570,398.89
                          Collateral Monthly Interest                                     365,038.33             370,249.44
                          Class D Interest                                                      0.00                   0.00
                          Investor Monthly Interest                                     3,489,496.11           3,511,421.67
                          Investor Default Amount (Net of Recoveries)                   5,850,072.92           5,850,072.92
                          Interchange Collections                                         693,445.24             693,445.24
                          0.75% of Interchange                                            468,750.00             468,750.00
                          Servicer Interchange                                            468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00           1,250,000.00
                              Interchange Adjustment                                            0.00                   0.00
                              SFA Adjustment                                                    0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                     1,250,000.00           1,250,000.00

C. Group 1 Allocations
                                                              Total                  1998-2                  1998-3
         Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00         750,000,000.00
         Principal Collections                                137,308,307.42           68,654,153.71          68,654,153.71
         Finance Charge Collections                            20,049,734.50           10,024,867.25          10,024,867.25
         Investor Monthly Interest                              7,000,917.78            3,489,496.11           3,511,421.67
         Investor Default Amount                               11,700,145.84            5,850,072.92           5,850,072.92
         Monthly Servicing Fee                                  2,500,000.00            1,250,000.00           1,250,000.00
         Total Amount Due                                      21,201,063.62           10,589,569.03          10,611,494.59
         Excess Before Reallocation                            -1,151,329.12             -564,701.78            -586,627.34
         Redirection of Finance Charge Collections                                        -10,962.78              10,962.78
         Dollars of Excess Spread                              -1,151,329.12             -575,664.56            -575,664.56
         Percentage Excess Spread                                     -0.92%                  -0.92%                 -0.92%
         Redirected Finance Charge Collections                 20,049,734.50           10,013,904.47          10,035,830.03

D. Trust Performance
         30-59 Days Delinquent                                                         31,046,031.44
         60-89 Days Delinquent                                                         20,519,538.29
         90+ Days Delinquent                                                           39,415,992.22
         Total 30+ Days Delinquent                                                     90,981,561.95

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer

         By: Michael L. Scheuerman
         Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                      17-Apr-00
Current Payment Date                                   15-May-00
Actual / 360 Days                                         28                     28                   28                   28
30 / 360 Days                                             28                     28                   28                   28
Fixed / Floating                                       Floating               Floating             Floating             Floating

                                                                                     Collateral
                                                      Class A         Class B         Invested         Class D         Total
                                                                                        Amount
Certificate Rate                                         6.23000%        6.44000%        7.00500%       0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                           6.75500%
Initial Balance                                    528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Total Initial Amount                                                                                               802,500,000.00

Beginning Outstanding Amount                       528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Ending Outstanding Amount                          528,000,000.00  113,000,000.00   67,000,000.00  41,424,335.44   749,424,335.44

Beginning Invested Amount                          528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Ending Invested Amount                             528,000,000.00  113,000,000.00   67,000,000.00  41,424,335.44   749,424,335.44

Beginning Adjusted Invested Amount                 528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount                    528,000,000.00  113,000,000.00   67,000,000.00  41,424,335.44   749,424,335.44

Principal Allocation Percentage                            70.40%          15.07%           8.93%          5.60%          100.00%
Floating Allocation Percentage                             70.40%          15.07%           8.93%          5.60%          100.00%
Principal Collections                               48,332,524.21   10,343,892.49    6,133,104.40   3,844,632.61    68,654,153.71
Redirected Finance Charge Collections                7,049,788.75    1,508,761.61      894,575.47     560,778.65    10,013,904.47
YSA Draw                                                                                                                     0.00
YSA Investment Proceeds                                                                                                      0.00
Redirected Finance Charge plus YSA Draw              7,049,788.75    1,508,761.61      894,575.47     560,778.65    10,013,904.47
Monthly Interest                                     2,558,453.33      566,004.44      365,038.33           0.00     3,489,496.11
Investor Default Amount (Net)                        4,118,451.34      881,410.99      522,606.51     327,604.08     5,850,072.92
Monthly Servicing Fee                                  880,000.00      188,333.33      111,666.67      70,000.00     1,250,000.00
Total Due                                            7,556,904.67    1,635,748.76      999,311.51     397,604.08    10,589,569.03

Redirected Investor Fin Charge Coll + YSA Draw
 + PFA Inv Proceeds + Reserve Fund Releases                                                                         10,013,904.47
Series Adjusted Portfolio Yield                                                                                             6.66%
Base Rate                                                                                                                   7.98%

                    Partners First Credit Card Master Trust
                                 Series 1998-2

Series Parameters
                   Revolving Period (Y/N)                                                     Y
                   Accumulation Period (Y/N)                                                  N
                   Early Amortization (Y/N)                                                   N
                   Controlled Accumulation Period                                           6.00
                   FNBA is Servicer (Y/N)                                                     Y
                   Paydown Excess CIA (Y/N)                                                   Y
                   Paydown Excess Class D (Y/N)                                               Y
                   Controlled Accumulation Amount                                           106,833,333.33
                   Controlled Deposit Amount                                                106,833,333.33
                   Ending Controlled Deposit Amount Shortfalll                                        0.00

Funding Accounts
                   Beginning Principal Funding Account Balance                                        0.00
                   Principal Funding Account Deposit                                                  0.00
                   Ending Principal Funding Account Balance                                           0.00
                   Principal Funding Investment Proceeds                                              0.00

                   Yield Supplement Account Beginning Balance                                         0.00
                   Yield Supplement Account Release                                                   0.00
                   Yield Supplement Account Ending Balance                                            0.00

                   Reserve Account Beginning Balance                                                  0.00
                   Required Reserve Account Amount                                            3,205,000.00
                   Available Reserve Account Amount                                                   0.00
                   Funds Deposited into Reserve Account                                               0.00
                   Ending Reserve Account Balance                                                     0.00

C. Certificate Balances and Distrubutions
                                                        Class A        Class B          CIA            Class D            Total
                   Beginning Balance              528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                   Interest Distributions           2,558,453.33      566,004.44      365,038.33            0.00     3,489,496.11
                        PFA Deposits                        0.00                                                             0.00
                   Principal Distributions                  0.00            0.00            0.00            0.00             0.00
                   Total Distributions              2,558,453.33      566,004.44      365,038.33            0.00     3,489,496.11
                   Ending Certificate Balance     528,000,000.00  113,000,000.00   67,000,000.00   41,424,335.44   749,424,335.44
                         Pool Factor                     100.00%         100.00%         100.00%          98.63%
                   Total Distribution Per $1,000          4.8456          5.0089          5.4483          0.0000
                   Interest Distribution Per $1,000       4.8456          5.0089          5.4483          0.0000
                   Principal Distribution Per $1,000      0.0000          0.0000          0.0000          0.0000

                    Partners First Credit Card Master Trust
                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                   1 Total amount of the distribution:                                                           2,558,453.33
                   2 Amount of the distribution in respect of Class A Monthly Interest:                          2,558,453.33
                   3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                      0.00
                   4 Amount of the distribution in respect of Class A Additional Interest:                               0.00
                   5 Amount of the distribution in respect of Class A Principal:                                         0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                   1 Total amount of Class A Investor Charge-Offs:                                                       0.00
                   2 Amount of Class A Investor Charge-Offs                                                              0.00
                     per $1,000 original certificate principal amount:
                   3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                 0.00
                   4 Amount reimbursed in respect of Class A Investor Charge-Offs                                        0.00
                     per $1,000 original certificate principal amount:
                   5 The amount, if any, by which the outstanding principal                                              0.00
                     balance of the Class A Certificate exceeds the Class A Invested
                     Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                   1 The total amount of the distribution:                                                         566,004.44
                   2 Amount of the distribution in respect of Class B monthly interest:                            566,004.44
                   3 Amount of the distribution in respect of Class B outstanding monthly interest:                      0.00
                   4 Amount of the distribution in respect of Class B additional interest:                               0.00
                   5 Amount of the distribution in respect of Class B principal:                                         0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                   1 The amount of reductions in Class B Invested Amount                                                 0.00
                   2 The amount of reductions in the Class B Invested Amount set forth in                                0.00
                     paragraph 1 above, per $1,000 original certificate principal amount:
                   3 The total amount reimbursed in respect of such reductions                                           0.00
                     in the Class B Invested Amount:
                   4 The total amount set forth in paragraph 3 above, per $1,000                                         0.00
                     original certificate principal amount:
                   5 The amount, if any, by which the outstanding principal balance                                      0.00
                     of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                   1 Total amount distributed to the Collateral Interest Holder:                                   365,038.33
                   2 Amount distributed in respect of Collateral Monthly Interest:                                 365,038.33
                   3 Amount distributed in respect of Collateral Additional Interest:                                    0.00
                   4 The amount distributed to the Collateral Interest Holder in respect                                 0.00
                     of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                   1 The amount of reductions in the Collateral Invested Amount.                                         0.00
                   2 The total amount reimbursed in respect of such reductions in the                                    0.00
                     Collateral Invested Amount

J.   Finance Charge Shortfall Amount

                   1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                      10,013,904.47
                   2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)       13,794,569.03
                   3 Spread Account Requirement per Loan Agreement                                               1,724,333.73
                   4 Finance Charge Shortfall                                                                    5,504,998.29
                   5 Available for Other Excess Allocation Series                                                        0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                         Available         Due            Paid        Shortfall
                   1 Allocated Class A Available Funds                  7,049,788.75
                     a Reserve Account Release                                  0.00
                     b PFA Investment Earnings                                  0.00
                     c Class A Available Funds                          7,049,788.75

                   2 Class A Available Funds                            7,049,788.75
                     a Class A Monthly Interest                                         2,558,453.33   2,558,453.33         0.00
                     b Class A Servicing Fee                                              880,000.00     880,000.00         0.00
                     c Class A Investor Default Amount                                  4,118,451.34   3,611,335.42   507,115.92
                     d Class A Excess                                           0.00

                   3 Class B Available Funds                            1,508,761.61
                     a Class B Monthly Interest                                           566,004.44     566,004.44         0.00
                     b Class B Servicing Fee                                              188,333.33     188,333.33         0.00
                     c Class B Excess                                     754,423.83

                   4 Collateral Available Funds                           894,575.47
                     a Collateral Servicing Fee                                           111,666.67     111,666.67         0.00
                     b Collateral Excess                                  782,908.80

                   5 Class D Available Funds                              560,778.65
                     a Class D Servicing Fee                                               70,000.00      70,000.00         0.00
                     b Class D Excess                                     490,778.65

                   6 Total Excess Spread                                2,028,111.28

                    Partners First Credit Card Master Trust
                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections

                                                                         Available         Due               Paid       Shortfall
                   1 Available Excess Spread                            2,028,111.28
                   2 Excess Fin Charge Coll                                     0.00
                          from Other Series
                   3 Available Funds                                    2,028,111.28
                   4 Class A Required Amount
                     a Interest                                                                 0.00           0.00          0.00
                     b Servicing Fee                                                            0.00           0.00          0.00
                     c Defaults                                                           507,115.92     507,115.92          0.00
                   5 Class A Charge Offs not Previously Reimbursed                              0.00           0.00          0.00
                  6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                     a Interest                                                                 0.00           0.00          0.00
                     b Servicing Fee                                                            0.00           0.00          0.00
                  6b Class B Default Amount                                               881,410.99     881,410.99          0.00
                   7 Reductions in Class B not previously reimbursed                            0.00           0.00          0.00
                   8 Monthly Servicing Fee Shortfalls                                           0.00           0.00          0.00
                   9 Collateral Monthly Interest                                          365,038.33     365,038.33          0.00
                  10 Collateral Default Amount                                            522,606.51     274,546.04    248,060.47
                  11 Reductions in CIA not previously reimbursed                                0.00           0.00          0.00
                  12 Reserve Account Deposit                                            3,205,000.00           0.00  3,205,000.00
                  13 Class D Monthly Interest                                                   0.00           0.00          0.00
                  14 Class D Default Amount                                               327,604.08           0.00    327,604.08
                  15 Reductions in Class D not previously reimbursed                            0.00           0.00          0.00
                  16 Other CIA Amounts Owed                                             1,724,333.73           0.00  1,724,333.73
                  17 Excess Fin Coll for Other Series                                           0.00           0.00          0.00
                  18 Excess Spread                                       -575,664.56
                  19 Writedowns

                                                                    Total        Redirected Principal      Charge-Offs
                             a Class A                                  0.00                    0.00             0.00
                               in respect of A                                                                   0.00
                             b Class B                                  0.00                    0.00             0.00
                               in respect of A                                                                   0.00
                               in respect of B                                                                   0.00
                             c CIA                                      0.00                    0.00             0.00
                               in respect of A                                                                   0.00
                               in respect of B                                                                   0.00
                               in respect of CIA                                                                 0.00
                             d Class D                            575,664.56              248,060.47       327,604.08
                               in respect of A                                                                   0.00
                               in respect of B                                                                   0.00
                               in respect of CIA                                                                 0.00
                               in respect of D                                                             327,604.08

M. Application of Redirected Principal Collections

                                                                        Available              Due           Paid        Shortfall
                   1 Redirected Principal Collections                  20,321,629.50
                   2 Class A Required Amount
                     a Interest                                                                   0.00          0.00        0.00
                     b Servicing Fee                                                              0.00          0.00        0.00
                     c Defaults                                                                   0.00          0.00        0.00
                   3 Class B Required Amount
                     a Interest                                                                   0.00          0.00        0.00
                     b Servicing Fee                                                              0.00          0.00        0.00
                     c Defaults                                                                   0.00          0.00        0.00
                   4 Collateral Required Amount
                     a Interest                                                                   0.00          0.00        0.00
                     b Servicing Fee                                                              0.00          0.00        0.00
                     c Defaults                                                             248,060.47    248,060.47        0.00
                   5 Available for Available Principal Collections     20,073,569.02

                    Partners First Credit Card Master Trust
                                 Series 1998-2

N. Reallocated Principal Collections

                   1 Total Principal Collections Allocable                                     68,654,153.71
                   2 Principal Required to Fund the Required Amount                               248,060.47
                   3 Shared Principal Collections from other Series                                     0.00
                   4 Other Amounts Treated as Principal Collections                             5,522,468.84
                   5 Available Principal Collections (before Reallocation to other Series)     73,928,562.07
                   6 Shared Principal Collection to Other Series                                        0.00
                   7 Available Principal Collections (after Reallocation to other Series)      73,928,562.07

O. Application of Principal Collections during Revolving Period

                   1 Collateral Invested Amount                                                67,000,000.00
                   2 Required Collateral Invested Amount                                       67,000,000.00
                   3 Amount used to pay Excess CIA                                                      0.00
                   4 Available Principal Collections                                           73,928,562.07

                   5 Class D                                                                   42,000,000.00
                   6 Required Class D                                                          42,000,000.00
                   7 Amount used to pay Excess Class D                                                  0.00
                   8 Available Principal Collections                                           73,928,562.07

P. Application of Principal Collections during the Accumulation Period

                   1 Available Principal Collections                                                                     0.00
                                     a Controlled Deposit Amount                                                         0.00
                                     b Minimum of Avail Prin Coll and CDA                                                0.00
                                     c Controlled Deposit Amount Shortfall                                               0.00
                                     d Amount Deposited in PFA for Class A                                               0.00
                                     e Draw from PFA to pay Class A Principal                                            0.00
                                     f Class A Adjusted Invested Amount                                        528,000,000.00

                   2 Remaining Principal Collections Available                                                           0.00
                                     a Remaining PFA Balance                                                             0.00
                                     b Beginning Class B Outstanding Amount                                    113,000,000.00
                                     c Beginning Class B Adjusted Invested Amount                              113,000,000.00
                                     d Amount Deposited in PFA for Class B                                               0.00
                                     e Draw from PFA to pay Class B Principal                                            0.00
                                     f Class B Adjusted Invested Amount                                        113,000,000.00

                   3 Remaining Principal Collections Available                                                           0.00
                                     a Remaining CIA Amount                                                     67,000,000.00
                                     b Principal Paid to CIA                                                             0.00
                                     c CIA at the end of the Period                                             67,000,000.00

                   4 Remaining Principal Collections Available                                                           0.00
                                     a Remaining Class D Amount                                                 41,424,335.44
                                     b Principal Paid to Class D                                                         0.00
                                     c Class D at the end of the Period                                         41,424,335.44

                     Class A Principal Paid to Investors                                                                 0.00
                     Class B Principal Paid to Investors                                                                 0.00
                     CIA Principal Paid to Investors                                                                     0.00
                     Class D Principal Paid to Investors                                                                 0.00
                     Ending Class A Outstanding Amount                                                         528,000,000.00
                     Ending Class B Outstanding Amount                                                         113,000,000.00
                     Ending CIA Outstanding Amount                                                              67,000,000.00
                     Ending Class D Outstanding Amount                                                          41,424,335.44

                   5 Shared Principal Collections                                                                        0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-2

Q. Application of Principal Collections during Early Amortization Period

                   1 Principal Collections Available                                                                     0.00
                                     a Remaining Class A Adjusted Invested Amount                              528,000,000.00
                                     b Principal Paid to Class A                                                         0.00
                                     c End of Period Class A Adjusted Invested Amount                          528,000,000.00

                   2 Remaining Principal Collections Available                                                           0.00
                                     a Remaining Class B Adjusted Invested Amount                              113,000,000.00
                                     b Principal Paid to Class B                                                         0.00
                                     c End of Period Class B Adjusted Invested Amount                          113,000,000.00

                   3 Remaining Principal Collections Available                                                           0.00
                                     a Remaining Collateral Invested Amount                                     67,000,000.00
                                     b Principal Paid to CIA                                                             0.00
                                     c Collateral Invested Amount at the end of the Period                      67,000,000.00

                   4 Remaining Principal Collections Available                                                           0.00
                                     a Remaining Class D Amount                                                 41,424,335.44
                                     b Principal Paid to Class D                                                         0.00
                                     c Class D at the end of the Period                                         41,424,335.44

                   5 Shared Principal Collections                                                                        0.00

R. Yield and Base Rate

                   1 Base Rate
                                     a Current Monthly Period                                          7.98%
                                     b Prior Monthly Period                                            7.86%
                                     c Second Prior Monthly Period                                     7.75%

                     Three Month Average Base Rate                                                                      7.87%

                   2 Series Adjusted Portfolio Yield
                                     a Current Monthly Period                                          6.66%
                                     b Prior Monthly Period                                           11.82%
                                     c Second Prior Monthly Period                                    11.38%

                     Three Month Average Series Adjusted Portfolio Yield                                                9.95%

                   3 Excess Spread
                                     a Current Monthly Period                                         -1.32%
                                     b Prior Monthly Period                                            3.96%
                                     c Second Prior Monthly Period                                     3.63%

                     Three Month Average Excess Spread                                                                  2.09%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                     17-Apr-00
Current Payment Date                                  15-May-00
Actual / 360 Days                                        28                      28                    28                    28
30 / 360 Days                                            28                      28                    28                    28
Fixed / Floating                                      Floating                Floating              Floating              Floating

                                                                                     Collateral
                                                      Class A          Class B         Invested         Class D         Total
                                                                                        Amount
Certificate Rate                                        6.26000%         6.49000%        7.10500%       0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                           6.85500%
Initial Balance                                   528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Total Initial Amount                                                                                               802,500,000.00

Beginning Outstanding Amount                      528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Ending Outstanding Amount                         528,000,000.00   113,000,000.00   67,000,000.00  41,424,335.44   749,424,335.44

Beginning Invested Amount                         528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Ending Invested Amount                            528,000,000.00   113,000,000.00   67,000,000.00  41,424,335.44   749,424,335.44

Beginning Adjusted Invested Amount                528,000,000.00   113,000,000.00   67,000,000.00  42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount                   528,000,000.00   113,000,000.00   67,000,000.00  41,424,335.44   749,424,335.44

Principal Allocation Percentage                           70.40%           15.07%           8.93%          5.60%          100.00%
Floating Allocation Percentage                            70.40%           15.07%           8.93%          5.60%          100.00%
Principal Collections                              48,332,524.21    10,343,892.49    6,133,104.40   3,844,632.61    68,654,153.71
Redirected Finance Charge Collections               7,065,224.34     1,512,065.06      896,534.15     562,006.48    10,035,830.03
YSA Draw                                                                                                                     0.00
YSA Investment Proceeds                                                                                                      0.00
Redirected Finance Charge plus YSA Draw             7,065,224.34     1,512,065.06      896,534.15     562,006.48    10,035,830.03
Monthly Interest                                    2,570,773.33       570,398.89      370,249.44           0.00     3,511,421.67
Investor Default Amount (Net)                       4,118,451.34       881,410.99      522,606.51     327,604.08     5,850,072.92
Monthly Servicing Fee                                 880,000.00       188,333.33      111,666.67      70,000.00     1,250,000.00
Total Due                                           7,569,224.67     1,640,143.21    1,004,522.63     397,604.08    10,611,494.59

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                           10,035,830.03
Series Adjusted Portfolio Yield                                                                                             6.70%
Base Rate                                                                                                                   8.02%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
                   Revolving Period (Y/N)                                                         Y
                   Accumulation Period (Y/N)                                                      N
                   Early Amortization (Y/N)                                                       N
                   Controlled Accumulation Period                                               12.00
                   FNBA is Servicer                                                               Y
                   Paydown Excess CIA (Y/N)                                                       Y
                   Paydown Excess Class D (Y/N)                                                   Y
                   Controlled Accumulation Amount                                                 53,416,666.67
                   Controlled Deposit Amount                                                      53,416,666.67
                   Ending Controlled Deposit Amount Shortfalll                                             0.00

Funding Accounts
                   Beginning Principal Funding Account Balance                                             0.00
                   Principal Funding Account Deposit                                                       0.00
                   Ending Principal Funding Account Balance                                                0.00
                   Principal Funding Investment Proceeds                                                   0.00

                   Yield Supplement Account Beginning Balance                                              0.00
                   Yield Supplement Account Release                                                        0.00
                   Yield Supplement Account Ending Balance                                                 0.00

                   Reserve Account Beginning Balance                                                       0.00
                   Required Reserve Account Amount                                                         0.00
                   Available Reserve Account Amount                                                        0.00
                   Funds Deposited into Reserve Account                                                    0.00
                   Ending Reserve Account Balance                                                          0.00

C. Certificate Balances and Distrubutions

                                                       Class A           Class B           CIA           Class D          Total
                   Beginning Balance                528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
                   Interest Distributions             2,570,773.33       570,398.89      370,249.44            0.00    3,511,421.67
                          PFA Deposits                        0.00                                                             0.00
                   Principal Distributions                    0.00             0.00            0.00            0.00            0.00
                   Total Distributions                2,570,773.33       570,398.89      370,249.44            0.00    3,511,421.67
                   Ending Certificate Balance       528,000,000.00   113,000,000.00   67,000,000.00   41,424,335.44  749,424,335.44
                           Pool Factor                     100.00%          100.00%         100.00%          98.63%
                   Total Distribution Per $1,000            4.8689           5.0478          5.5261          0.0000
                   Interest Distribution Per $1,000         4.8689           5.0478          5.5261          0.0000
                   Principal Distribution Per $1,000        0.0000           0.0000          0.0000          0.0000

                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                   1 Total amount of the distribution:                                                                2,570,773.33
                   2 Amount of the distribution in respect of Class A Monthly Interest:                               2,570,773.33
                   3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                           0.00
                   4 Amount of the distribution in respect of Class A Additional Interest:                                    0.00
                   5 Amount of the distribution in respect of Class A Principal:                                              0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                   1 Total amount of Class A Investor Charge-Offs:                                                            0.00
                   2 Amount of Class A Investor Charge-Offs                                                                   0.00
                     per $1,000 original certificate principal amount:
                   3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                      0.00
                   4 Amount reimbursed in respect of Class A Investor Charge-Offs                                             0.00
                     per $1,000 original certificate principal amount:
                   5 The amount, if any, by which the outstanding principal                                                   0.00
                     balance of the Class A Certificate exceeds the Class A Invested
                     Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                  1 The total amount of the distribution:                                                              570,398.89
                  2 Amount of the distribution in respect of Class B monthly interest:                                 570,398.89
                  3 Amount of the distribution in respect of Class B outstanding monthly interest:                           0.00
                  4 Amount of the distribution in respect of Class B additional interest:                                    0.00
                  5 Amount of the distribution in respect of Class B principal:                                              0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                  1 The amount of reductions in Class B Invested Amount                                                      0.00
                  2 The amount of reductions in the Class B Invested Amount set forth in                                     0.00
                    paragraph 1 above, per $1,000 original certificate principal amount:
                  3 The total amount reimbursed in respect of such reductions                                                0.00
                    in the Class B Invested Amount:
                  4 The total amount set forth in paragraph 3 above, per $1,000                                              0.00
                    original certificate principal amount:
                  5 The amount, if any, by which the outstanding principal balance                                           0.00
                     of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                   1 Total amount distributed to the Collateral Interest Holder:                                        370,249.44
                   2 Amount distributed in respect of Collateral Monthly Interest:                                      370,249.44
                   3 Amount distributed in respect of Collateral Additional Interest:                                         0.00
                   4 The amount distributed to the Collateral Interest Holder in respect                                      0.00
                     of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                   1 The amount of reductions in the Collateral Invested Amount.                                              0.00
                   2 The total amount reimbursed in respect of such reductions in the                                         0.00
                     Collateral Invested Amount

J.   Finance Charge Shortfall Amount

                   1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                           10,035,830.03
                   2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)            10,611,494.59
                   3 Spread Account Requirement per Loan Agreement                                                    1,724,333.73
                   4 Finance Charge Shortfall                                                                         2,299,998.29
                   5 Available for Other Excess Allocation Series                                                             0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                 Available              Due             Paid         Shortfall
                   1 Allocated Class A Available Funds          7,065,224.34
                     a Reserve Account Release                          0.00
                     b PFA Investment Earnings                          0.00
                     c Class A Available Funds                  7,065,224.34

                   2 Class A Available Funds                    7,065,224.34
                     a Class A Monthly Interest                                     2,570,773.33     2,570,773.33           0.00
                     b Class A Servicing Fee                                          880,000.00       880,000.00           0.00
                     c Class A Investor Default Amount                              4,118,451.34     3,614,451.01     504,000.33
                     d Class A Excess                                   0.00

                   3 Class B Available Funds                    1,512,065.06
                     a Class B Monthly Interest                                       570,398.89       570,398.89           0.00
                     b Class B Servicing Fee                                          188,333.33       188,333.33           0.00
                     c Class B Excess                             753,332.84

                   4 Collateral Available Funds                   896,534.15
                     a Collateral Servicing Fee                                       111,666.67       111,666.67           0.00
                     b Collateral Excess                          784,867.48

                   5 Class D Available Funds                      562,006.48
                     a Class D Servicing Fee                                           70,000.00        70,000.00           0.00
                     b Class D Excess                             492,006.48

                   6 Total Excess Spread                        2,030,206.80

                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections

                                                                             Available         Due           Paid        Shortfall
                   1 Available Excess Spread                               2,030,206.80
                   2 Excess Fin Charge Coll                                        0.00
                          from Other Series
                   3 Available Funds                                       2,030,206.80
                   4 Class A Required Amount
                     a Interest                                                                   0.00          0.00           0.00
                     b Servicing Fee                                                              0.00          0.00           0.00
                     c Defaults                                                             504,000.33    504,000.33           0.00
                   5 Class A Charge Offs not Previously Reimbursed                                0.00          0.00           0.00
                  6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                     a Interest                                                                   0.00          0.00           0.00
                     b Servicing Fee                                                              0.00          0.00           0.00
                  6b Class B Default Amount                                                 881,410.99    881,410.99           0.00
                   7 Reductions in Class B not previously reimbursed                              0.00          0.00           0.00
                   8 Monthly Servicing Fee Shortfalls                                             0.00          0.00           0.00
                   9 Collateral Monthly Interest                                            370,249.44    370,249.44           0.00
                  10 Collateral Default Amount                                              522,606.51    274,546.04     248,060.47
                  11 Reductions in CIA not previously reimbursed                                  0.00          0.00           0.00
                  12 Reserve Account Deposit                                                      0.00          0.00           0.00
                  13 Class D Monthly Interest                                                     0.00          0.00           0.00
                  14 Class D Default Amount                                                 327,604.08          0.00     327,604.08
                  15 Reductions in Class D not previously reimbursed                              0.00          0.00           0.00
                  16 Other CIA Amounts Owed                                               1,724,333.73          0.00   1,724,333.73
                  17 Excess Fin Coll for Other Series                                             0.00          0.00           0.00
                  18 Excess Spread                                          -575,664.56
                  19 Writedowns

                                                                   Total          Redirected Principal       Charge-Offs
                           a Class A                                   0.00                      0.00             0.00
                             in respect of A                                                                      0.00
                           b Class B                                   0.00                      0.00             0.00
                             in respect of A                                                                      0.00
                             in respect of B                                                                      0.00
                           c CIA                                       0.00                      0.00             0.00
                             in respect of A                                                                      0.00
                             in respect of B                                                                      0.00
                             in respect of CIA                                                                    0.00
                           d Class D                             575,664.56                248,060.47       327,604.08
                             in respect of A                                                                      0.00
                             in respect of B                                                                      0.00
                             in respect of CIA                                                                    0.00
                             in respect of D                                                                327,604.08

M. Application of Redirected Principal Collections

                                                                         Available         Due               Paid        Shortfall
                   1 Redirected Principal Collections                 20,321,629.50
                   2 Class A Required Amount
                     a Interest                                                                0.00             0.00         0.00
                     b Servicing Fee                                                           0.00             0.00         0.00
                     c Defaults                                                                0.00             0.00         0.00
                   3 Class B Required Amount
                     a Interest                                                                0.00             0.00         0.00
                     b Servicing Fee                                                           0.00             0.00         0.00
                     c Defaults                                                                0.00             0.00         0.00
                   4 Collateral Required Amount
                     a Interest                                                                0.00             0.00         0.00
                     b Servicing Fee                                                           0.00             0.00         0.00
                     c Defaults                                                          248,060.47       248,060.47         0.00
                   5 Available for Available Principal Collections    20,073,569.02

                    Partners First Credit Card Master Trust
                                 Series 1998-3

N. Reallocated Principal Collections

                   1 Total Principal Collections Allocable                                          68,654,153.71
                   2 Principal Required to Fund the Required Amount                                    248,060.47
                   3 Shared Principal Collections from other Series                                          0.00
                   4 Other Amounts Treated as Principal Collections                                  5,522,468.84
                   5 Available Principal Collections (before Reallocation to other Series)          73,928,562.07
                   6 Shared Principal Collection to Other Series                                             0.00
                   7 Available Principal Collections (after Reallocation to other Series)           73,928,562.07

O. Application of Principal Collections during Revolving Period

                   1 Collateral Invested Amount                                                     67,000,000.00
                   2 Required Collateral Invested Amount                                            67,000,000.00
                   3 Amount used to pay Excess CIA                                                           0.00
                   4 Available Principal Collections                                                73,928,562.07

                   5 Class D                                                                        42,000,000.00
                   6 Required Class D                                                               42,000,000.00
                   7 Amount used to pay Excess Class D                                                       0.00
                   8 Available Principal Collections                                                73,928,562.07

P. Application of Principal Collections during the Accumulation Period

                   1 Available Principal Collections                                                                          0.00
                                       a Controlled Deposit Amount                                                            0.00
                                       b Minimum of Avail Prin Coll and CDA                                                   0.00
                                       c Controlled Deposit Amount Shortfall                                                  0.00
                                       d Amount Deposited in PFA for Class A                                                  0.00
                                       e Draw from PFA to pay Class A Principal                                               0.00
                                       f Class A Adjusted Invested Amount                                           528,000,000.00

                   2 Remaining Principal Collections Available                                                                0.00
                                       a Remaining PFA Balance                                                                0.00
                                       b Beginning Class B Outstanding Amount                                       113,000,000.00
                                       c Beginning Class B Adjusted Invested Amount                                 113,000,000.00
                                       d Amount Deposited in PFA for Class B                                                  0.00
                                       e Draw from PFA to pay Class B Principal                                               0.00
                                       f Class B Adjusted Invested Amount                                           113,000,000.00

                   3 Remaining Principal Collections Available                                                                0.00
                                       a Remaining CIA Amount                                                        67,000,000.00
                                       b Principal Paid to CIA                                                                0.00
                                       c CIA at the end of the Period                                                67,000,000.00

                   4 Remaining Principal Collections Available                                                                0.00
                                       a Remaining Class D Amount                                                    41,424,335.44
                                       b Principal Paid to Class D                                                            0.00
                                       c Class D at the end of the Period                                            41,424,335.44

                     Class A Principal Paid to Investors                                                                      0.00
                     Class B Principal Paid to Investors                                                                      0.00
                     CIA Principal Paid to Investors                                                                          0.00
                     Class D Principal Paid to Investors                                                                      0.00
                     Ending Class A Outstanding Amount                                                              528,000,000.00
                     Ending Class B Outstanding Amount                                                              113,000,000.00
                     Ending CIA Outstanding Amount                                                                   67,000,000.00
                     Ending Class D Outstanding Amount                                                               41,424,335.44

                   5 Shared Principal Collections                                                                             0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Q. Application of Principal Collections during Early Amortization Period

                   1 Principal Collections Available                                                                          0.00
                                       a Remaining Class A Adjusted Invested Amount                                 528,000,000.00
                                       b Principal Paid to Class A                                                            0.00
                                       c End of Period Class A Adjusted Invested Amount                             528,000,000.00

                   2 Remaining Principal Collections Available                                                                0.00
                                       a Remaining Class B Adjusted Invested Amount                                 113,000,000.00
                                       b Principal Paid to Class B                                                            0.00
                                       c End of Period Class B Adjusted Invested Amount                             113,000,000.00

                   3 Remaining Principal Collections Available                                                                0.00
                                       a Remaining Collateral Invested Amount                                        67,000,000.00
                                       b Principal Paid to CIA                                                                0.00
                                       c Collateral Invested Amount at the end of the Period                         67,000,000.00

                   4 Remaining Principal Collections Available                                                                0.00
                                       a Remaining Class D Amount                                                    41,424,335.44
                                       b Principal Paid to Class D                                                            0.00
                                       c Class D at the end of the Period                                            41,424,335.44

                   5 Shared Principal Collections                                                                             0.00

R. Yield and Base Rate

                   1 Base Rate
                                       a Current Monthly Period                                             8.02%
                                       b Prior Monthly Period                                               7.90%
                                       c Second Prior Monthly Period                                        7.79%

                     Three Month Average Base Rate                                                                           7.90%

                   2 Series Adjusted Portfolio Yield
                                       a Current Monthly Period                                             6.70%
                                       b Prior Monthly Period                                              11.86%
                                       c Second Prior Monthly Period                                       11.41%

                     Three Month Average Series Adjusted Portfolio Yield                                                     9.99%

                   3 Excess Spread
                                       a Current Monthly Period                                            -1.32%
                                       b Prior Monthly Period                                               3.96%
                                       c Second Prior Monthly Period                                        3.62%

                     Three Month Average Excess Spread                                                                       2.09%